Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

12. Income Taxes

A reconciliation of income tax expense computed at the U.S. federal statutory income tax rate to the Company’s income tax expense is as follows (in thousands):

	Year Ended December 31, 2025
	Amount	%
Tax computed at the federal statutory rate	$(12,518)	21.0%
State and local income taxes, net of federal income tax effect (1)	—	—%
Tax credits:
Research and development credit	(1,279)	2.1%
Orphan drug credit	(533)	0.9%
Change in valuation allowance	12,829	(21.5)%
Non-taxable or nondeductible items:
Permanent items	117	(0.2)%
Equity compensation	403	(0.7)%
Nondeductible officer’s compensation	981	(1.6)%
Changes in unrecognized tax benefits	—	—%
Other, net	—	—%
Provision for income taxes	$—	—%

(1)	The state that contributes to the majority (greater than 50%) of the tax effect in this category was California for year ending December 31, 2025.

As previously disclosed prior to the adoption of ASU 2023-09, a reconciliation of the income tax expense computed at the U.S. federal statutory income tax rate to the Company’s income tax expense is as follows (in thousands):

Year Ended December 31, 2024
Tax computed at the federal statutory rate	$(14,653)
State income taxes, net of federal tax benefit	(49)
Nondeductible executive compensation	369
Stock-based compensation	294
Research and development and orphan drug credits	(3,789)
Uncertain tax positions	947
Other, net	(132)
Valuation allowance	17,013
Income tax expense	$—

For the year ended December 31, 2025, the Company’s loss was entirely domestic. No current or deferred income tax expense was incurred and no cash income taxes were paid during the year ended December 31, 2025.

The Company’s net deferred tax assets (liabilities) are as follows (in thousands):

	Years Ended December 31,
	2025	2024
Deferred tax assets:
Net operating loss carryforwards	$51,463	$33,799
Liability to licensor	4,159	4,159
Goodwill	2,427	2,683
Lease liability	1,302	176
Accrued compensation	—	556
Research credit carryforwards	15,424	13,221
Section 174 cost capitalization	30,808	36,951
Section 59(e) cost capitalization	6,300	7,350
Stock-based compensation	3,635	3,938
Deferred gain	1,491	—
Fixed assets	4	—
Other	81	5
Gross deferred tax assets	117,094	102,838
Less: valuation allowance	(115,932)	(102,655)
Total deferred tax assets	1,162	183
Deferred tax liabilities:
Fixed assets	—	(75)
Operating lease right-of-use asset	(1,162)	(108)
Total deferred tax liabilities	(1,162)	(183)
Net deferred tax assets	$—	$—

A valuation allowance of approximately $115.9 million as of December 31, 2025 has been established to offset the deferred tax assets as the Company has determined that it is not more likely than not that these assets will be realized. The valuation allowance increased by approximately $13.3 million during 2025.

At December 31, 2025, the Company had federal and state net operating loss carryforwards of approximately $244.4 million and $2.2 million, respectively. The federal net operating loss and approximately $1.1 million of state net operating losses can be carried forward indefinitely, subject to an 80% limitation against taxable income. The remaining state net operating losses of approximately $1.1 million will begin to expire in 2042, unless previously utilized.

At December 31, 2025, the Company had federal and California research and development credit carryforwards of approximately $11.8 million and $4.0 million, respectively. The federal credit carryforwards will begin to expire in 2040, unless previously utilized. The California credits will carry forward indefinitely.

At December 31, 2025, the Company also had federal orphan drug credit carryforwards of approximately $5.6 million. The orphan drug credit carryforwards will begin to expire in 2041, unless previously utilized.

Pursuant to Internal Revenue Code (“IRC”) Sections 382 and 383, annual use of the Company’s net operating loss carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. The Company has not completed an ownership change analysis pursuant to IRC Section 382. If ownership changes within the meaning of IRC Section 382 are identified as having occurred, the amount of remaining tax attribute carryforwards available to offset future taxable income and income tax expense in future years may be significantly restricted or eliminated. Further, the Company’s deferred tax assets associated with such tax attributes could be significantly reduced upon realization of an ownership change within the meaning of IRC Section 382.

Under the FASB’s accounting guidance related to income tax positions, among other things, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, the guidance provides further clarification on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company regularly evaluates the likelihood of recognizing the benefit for income tax positions taken in various federal and state filings by considering all relevant facts, circumstances, and information available.

A reconciliation of the beginning and ending unrecognized tax benefit amount is as follows (in thousands):

	Years Ended December 31,
	2025	2024
Unrecognized tax benefits - beginning	$4,582	$3,602
Gross increases - tax positions in prior period	52	—
Gross increase – current-period tax positions	717	980
Unrecognized tax benefits - ending	$5,351	$4,582

As of December 31, 2025, the Company had gross unrecognized tax benefits of approximately $5.4 million, none of which would affect the Company’s effective tax rate due to the existence of the valuation allowance. The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. The Company had no accrual for interest or penalties on the Company’s consolidated balance sheets and has not recognized interest or penalties in the consolidated statements of operations and comprehensive income for the year ended December 31, 2025.

The Company is subject to taxation in the United States and various state jurisdictions. The Company is subject to examination by tax authorities in those jurisdictions since 2022 and 2021, respectively, and forward. However, to the extent allowed by law, the taxing authorities may have the right to examine periods where NOLs and research and development credits were generated and carried forward, and make adjustments to the amount of the NOL and research credits carryforward amount. The Company is not currently under examination by any jurisdiction.

On July 4, 2025, the One Big Beautiful Bill Act (the “Act”) was signed into law. The Act reinstates and makes permanent 100% first-year bonus depreciation under Section 168(k) for qualified property acquired and placed in service after January 19, 2025. Additionally, the Act permanently allows immediate expensing of domestic research and experimentation expenditures under Section 174 for tax years beginning after December 31, 2024. The Company has reflected the effects of the Act in its income tax provision in accordance with ASC 740 and there was no material impact.